COLONIAL U.S. STOCK FUND

   Supplement to Statement of Additional Information
              dated October 27, 1997


The following is added after the eighth paragraph under the caption PERFORMANCE MEASURES:

General. From time to time, the Fund may discuss, or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund, including the New ValueTM investment strategy that expands upon the principals of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The  Fund  may  also quote evaluations mentioned  in  independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar costs averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

The  Fund  may  also discuss any sub-advisers and the  investment
adviser's  process  of  selecting  sub-advisers,  including   the
benefits  to  shareholders  of  multiple  sub-advisers  and   the
characteristics of the sub-advisers.

From time to time, the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.







SF-39/962E-0398                                March 16, 1998